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                                                                      EXHIBIT 23
                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-94124) and Form S-3 (No. 33-94116) of Malan Realty Investors, Inc. of our reports dated March 12, 2004 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



Detroit, Michigan
March 29, 2004